SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           DRAGON PHARMACEUTICAL INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ______________________________________________
     2)   Form, Schedule or Registration Statement No.:  _______________________
     3)   Filing   Party:   ____________________________________________________
     4)   Date Filed: __________________________________________________________

                           DRAGON PHARMACEUTICAL INC.
                      1055 West Hastings Street, Suite 1900
                           Vancouver, British Columbia
                                 Canada V6E 2E9
                            Telephone (604) 669-8817


To Our Stockholders:

     You are cordially invited to attend the annual meeting of the stockholders of Dragon Pharmaceutical Inc. to be held at 10:00 a.m. local time, on June 26, 2003 at our principal executive offices located at 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia.

     At the meeting, you will be asked to elect six nominees to the Board of Directors and ratify the appointment of the independent accountants. We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.


                                                             /s/  Alexander Wick

                                                                  Alexander Wick
                                                                  President
May 16, 2003

                           DRAGON PHARMACEUTICAL INC.
                      1055 West Hastings Street, Suite 1900
                           Vancouver, British Columbia
                                 Canada V6E 2E9
                            Telephone (604) 669-8817


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD June 26, 2003


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Dragon Pharmaceutical Inc. ("Dragon" or "Company"), a Florida corporation, will be held at the Company's principal executive offices located at 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia, on Thursday June 26, 2003 at 10:00 a.m. local time, for the purpose of considering and acting on the following proposals:

     1. To elect the six nominees named in the proxy statement as directors to serve for one-year terms or until their successors have been elected and qualified;

     2. To ratify the appointment of Moore Stephens Ellis Foster Ltd., Chartered Accountants, to audit Dragon's financial statements for the year ending December 31, 2003; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on May 15, 2003, are entitled to receive notice of and to vote at the meeting. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                              By Order of the Board of Directors

                                              /s/  Matthew Kavanagh

                                              Secretary

May 16, 2003

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           DRAGON PHARMACEUTICAL INC.
                      1055 West Hastings Street, Suite 1900
                           Vancouver, British Columbia
                                 Canada V6E 2E9
                            Telephone (604) 669-8817


                                 PROXY STATEMENT


     We are furnishing this proxy statement to you in connection with our 2003 annual meeting to be held on Thursday June 26, 2003, at 10:00 a.m. local time at the principal executive offices of the Company located at 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia, and at any adjournment thereof. The matters to be considered and acted upon are the election of six nominees as directors and such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of our board of directors and may be revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Our annual report for the year 2002, including financial statements, is accompanying this proxy statement. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This proxy statement is being mailed on or about May 20, 2003.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     At the annual meeting, you will vote on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders, including election of the directors and ratification of independent accountants.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, May 15, 2003 (the Record Date), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees, and FOR the ratification of Moore Stephens Ellis Foster Ltd., Chartered Accountants, as independent accountants.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Secretary of the Company in writing, voting in person or returning a later-dated proxy card.

Who will count the vote?

     The Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Trust Company of Canada., will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company of Canada ((604) 661-9400), or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     There were 20,334,000 shares of common stock as of the Record Date. Every stockholder is entitled to one vote for each share of common stock held. The Company has no other voting securities outstanding.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the plurality of votes will become our directors. For the ratification of independent accountants, holders owning a majority of shares of common stock appearing in person or by proxy at the meeting will be required to approve the ratification of the independent accountants.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies, which will be conducted by mail, will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

How much stock do our directors, executive officers, principal stockholders own?

     The following table shows the amount of our common stock (symbol: TSE:DDD; OTCBB:DRUG) beneficially owned (unless otherwise indicated) by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. Except as otherwise indicated, all information is as of May 11, 2003.


                                                                                Shares Beneficially
                                                                                     Owned(1)
Name & Address of Beneficial Owner                                         Number             Percent
----------------------------------                                         ------             -------
Zhibin Cai and Yu Fongmei(2)
18 Main Street
Votian
Hubei, China                                                               1,899,000          9.3%

Arbora Portfolio Management(3)
Gartenstrasse 38
Zurich, Switzerland                                                        1,062,500          5.2%

Goldpac Investment Partners Ltd.(3)
P. O. Box 3321
Road Town, Tortola
BVI                                                                        1,110,000          5.5%

Chow Tail Fook Nominee Limited(3)
31F New World Tower
16-18 Queens Road Central
Hong Kong                                                                  2,000,000          9.8%

Hiu Min Liu(4)
5 Lin Hui City
Guan Zhen Lao Zheng Street
Hunan, China                                                               2,247,000          9.8%

Alexander Wick,
President and Director                                                       375,000(5)       *

Longbin Liu,
Director                                                                     700,000(5)       3.3%

Ken Cai,
Director                                                                     500,000(5)       2.4%

Greg Hall,
Director                                                                     400,000(5)       1.9%

Philip Yuen,
Director                                                                     831,500(6)       4.1%

Yiu Kwong Sun,
Director                                                                     775,000(7)       3.8%

Matthew Kavanagh
Secretary                                                                     70,000(5)       -0-

All directors (7 persons) and executive officers as a group                3,417,500(8)      15.2%


----------------------------------
*        Represents less than one percent.

(1) Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners or publicly available, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within sixty days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2) Zhibin Cai is the father of Mr. Ken Cai, one of our directors. Yu Fong Mei is the mother of Mr. Ken Cai. They do not reside with Mr. Ken Cai.
(3) We have been unable to obtain information regarding the identity of the principals and affiliates of Arbora Portfolio Management, Goldpac Investment Partners Ltd. and Chow Tail Fook Nominee Limited.
(4) Hiu Min Liu is the sister of Dr. Longbin Liu, one of our directors. She does not reside with Dr. Lui.
(5)  Represents options exercisable within sixty days.
(6) Includes 62,500 shares of common stock owned and 175,000 shares of common stock subject to options. Also includes 600,000 shares of common stock owned by Global Equities Overseas Ltd. for which Mr. Yuen serves as a director.
(7) Includes 175,000 shares of common stock subject to options exercisable within sixty days. Also includes 600,000 shares of common stock owned by Yukon Health Enterprise for which Mr. Sun serves as a director.
(8)  Includes options and warrants to acquire 2,155,000 shares of common stock.

                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based on a review of the forms  filed  during  2002,  we  believe  that our
executive   officers  and  directors   complied  with  all   applicable   filing
requirements.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     We currently have six directors. The term of office for the directors elected at this meeting will expire at the next annual meeting of stockholders to be held in 2004 or until his earlier death, resignation or removal. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. We have no reason to believe that any nominee, if elected, will be unable to serve as director. Each director has agreed to serve as director, if elected.

     The following indicates the age, principal occupation or employment for the last five years, and the year the director was first elected, for each nominee as director.

Dr. Alexander Wick                                 Director since September 1998

     Dr. Wick, 64, has been President since September 2002 and is a Director of Dragon. Dr. Wick holds a doctorate degree in synthetic organic chemistry from the Swiss Federal Institute of Technology and has completed post-doctoral studies at Harvard University. He has had leading positions in the pharmaceutical research departments of F. Hoffmann-La Roche in the United States and Switzerland and Synthelabo in France (Director of Chemical Research and Development) for over 25 years in the field of antibiotics, prostaglandin, vitamins, cardiovascular, CNS and AIDS. In 1995 he created the fine chemicals company Sylachim S.A., a 100% subsidiary of Synthelabo, active in chemical intermediates and API's for the world's largest pharmaceutical companies (turnover of over 100 million Euros) and was its President until its acquisition by the German conglomerate mg Technologies (Dynamit-Nobel GmbH) in 2001.

Dr. Longbin Liu, M.D.                              Director since September 1998

     Dr. Liu, 39 is the Chairman of the Board of Directors of Dragon. He has 17 years of biotechnology experience in North America, Japan and China, most recently as an Assistant Professor of Medicine in the Division of Cardiovascular Medicine of the University of Massachusetts Medical Centre where he had served since 1995, before joining Dragon in September 1998. Dr. Liu earned his medical degree from Hunan Medical University in 1983. Dr. Liu was the President and Chief Executive Officer of Dragon from September 1998 until he resigned from those positions in September 2002.

Dr. Ken Z. Cai                                          Director since July 1998

     Dr. Cai, 37 is a Director of Dragon. Dr. Cai has a Ph.D in Mineral Economics from Queen's University in Kingston, Ontario, as well as 18 years of experience in mining, public company administration and financing. Since February 1996, he has been a Director and the President and Chief Executive Officer of Minco Mining and Metals Corporation, a Toronto Stock Exchange-listed company involved in mining exploration and development in China. Dr. Cai has extensive experience in conducting business in China for the past 17 years and is currently the Chairman of the Board of four Sino-foreign joint ventures. Dr. Cai served as Chief Financial Officer from September 1998 to March 2001.

Mr. Greg Hall                                                Director since 1998

     Mr. Hall, 45, is a Director of Dragon. Mr. Hall is a stockbroker with 18 years of corporate finance and public offerings experience. Since November 2001, Mr. Hall has been a Senior Vice President of Golden Capital Securities Ltd. in Vancouver, Canada. Prior to joining Golden Capital, Mr. Hall was with Yorkton Securities Inc for 3 years and Canaccord Capital for ten years. He is a former member/seat holder of the Vancouver Stock Exchange. Prior to joining Canaccord Capital, Mr. Hall was the Co-Founder of both Pacific International Securities and Georgia Pacific Securities Corporation.

Mr. Philip Yuen Pak Yiu                             Director since November 1999

     Mr. Yuen, 66, is a Director of Dragon. Mr. Yuen has been a legal practitioner in Hong Kong since graduating from law school in London, England in 1961. In 1965, he established the law firm of Yung, Yu, Yuen and Co. and is now the principal partner of the firm. Mr. Yuen has over 30 years experience in the legal field and has been a director of several large listed companies in various industries. He is a director of the Association of China-appointed Attesting Officers Limited in Hong Kong, a standing committee member of the Chinese General Chamber of Commerce in Hong Kong, a member of the National Committee of the Chinese People Political Consultative Conference and an arbitrator for the China International Economic and Trade Arbitration Commission.

Dr. Yiu Kwong Sun                                   Director since November 1999

     Dr. Sun, 59, is a Director of Dragon. Dr. Sun graduated from the University of Hong Kong Faculty of Medicine in 1967. He is a Founding Fellow of the Hong Kong College of Family Physicians and a Fellow of the Hong Kong Academy of Medicine. Since 1995, he has served as the Chairman of the Dr. Sun Medical Centre Limited, which has been operating a network of medical centers in Hong Kong and China for the past 20 years. He is also the Administration Partner of United Medical Practice, which manages a large network of medical facilities throughout Hong Kong and Macau. Dr. Sun has been a member of the Dr. Cheng Yu Fellowship Committee of Management of the University of Hong Kong Faculty of Medicine since 1997.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

How are directors compensated?

     Directors do not receive cash compensation for their services. Previously, the Directors have periodically received stock options for their services. However, no stock options were issued in 2002.

How often did the Board meet during fiscal 2002?

     The Board of Directors met two times during fiscal 2002. All directors attended both meetings. In addition, the Board took action five times by written consent. The Board also has a Compensation and Audit Committee. The Audit Committee met three times in 2002. The Board of Directors has no nominating committee.

What committees has the Board established?

     The Board of Directors has established an Audit Committee.

     The Audit Committee is comprised of Messrs. Sun, Yuen and Hall. Messrs. Sun and Hall are deemed independent directors of the Audit Committee. As part of its responsibilities, the Audit Committee provides assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to the Company's accounting, reporting practices of the Company, the quality and integrity of the financial statements of the Company, and the capital requirements of the Company. In order to assist the Audit Committee and to more effectively communicate the purpose and functions of the Audit Committee to the Board of Directors, management, employees and our shareholders, the Audit Committee has adopted an Audit Committee charter.

     On October 6, 2000, Dragon entered into an acquisition agreement with Aphatech Bioengineering to acquire its rights and technology relating to developing a Hepatitis B vaccine through the application of genetic techniques on hamster ovary cells. The purchase price was $4 million. Alphatech Bioengineering is jointly owned by Dr. Longbin Liu and Mr. Philip Yuen. See "Certain Transactions". Because of this transaction, Mr. Yuen is not deemed independent for the purposes of the Audit Committee.

     In accordance with SEC regulations, the following is the Audit Committee Report. Such report is not deemed to be filed with the SEC.

Report of the Audit Committee

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from Dragon and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with Dragon's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Dragon, and the selection of Dragon's independent auditors. In addition, the Audit Committee discussed with the independent auditors with and without management present the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                                 By the Audit Committee

                                                 Mr. Greg Hall
                                                 Mr. Philip Yuen Pak Yiu
                                                 Dr. Yiu Kwong Sun.

Executive Officers of Dragon

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

        Name                              Position                     Age                Period
        ----                              --------                     ---                ------
Dr. Alexander Wick                 President and Director              64       September 1998 - present

Longbin Liu                        Director                            39       September 1998 - present
                                   President and Chief Executive                September 1998 - September 2002
                                   Officer

James Harris                       Vice President, Marketing and       49       January 2003 - present
                                   Sales

Robert Walsh                       VP, Marketing and Sales             42       January 2003 - present
                                   Director, Corporate Development              April 2000 - January 2003

Matthew Kavanagh                   Secretary, Principal Financial      47       July 2001 - present
                                   and Accounting Officer

Rita Jervis                        Vice President, Corporate           44       December 2000 - November 2002
                                   Development

Anna Liu                           Controller                          34       September 1998 - March 31, 2002


     Dr. Alexander Wick. See "Election of Directors."

     Dr. Longbin Liu, M.D. See "Election of Directors."

     Mr. James Harris is the Vice President Marketing and Sales for the Company. Mr. Harris has over 22 years of experience within the above field in several capacities of increasing responsibility, working with various firms ranging from large multinationals to small generic companies. Mr. Harris spent eight years with Amgen most recently as a National Accounts Manager and ten years with Bayer in various sales and marketing capacities.

     Mr. Robert Walsh is Director, Corporate Development. And was the Vice President Marketing and Sales for the Company. Mr. Walsh joined the Company in April of 2000 and was the Vice President of Marketing and Sales for the Company until January 2003. Mr. Walsh served for 22 years in Special Operations and Medical Intelligence assignments in the U.S. Army. Prior to joining the Company, Mr. Walsh held the position of International Marketing Manager with a Seattle-based biotechnology company.

     Mr. Matthew Kavanagh, CA is Director of Finance and Corporate Compliance (Principal Accounting and Financial Officer) and Secretary of the Company. Mr. Kavanagh joined Dragon in July 2001 and brings 14 years experience as a Chartered Accountant in both public practice and industry. For the past eight years, Mr. Kavanagh has been the Controller and Senior Financial Officer for a publicly listed venture capital corporation and, most recently, for a private international auction and liquidation company.

     Ms. Rita Jervis, RN, B.Comm. was the Vice President Corporate Development for the Company until November 1, 2002. Ms Jervis has 15 years of strategic planning, product development and marketing experience in the biotechnology industry. Ms. Jervis held marketing and project management positions with QLT Inc. prior to forming a biotechnology consulting firm through which she worked with many emerging health sector companies in hands-on project management and interim senior executive roles. In addition to her work with industry, Ms. Jervis served as founding Managing Director of BIRC Corporation, a biotechnology venture capital organization, and Executive Director of both the B.C. Biotechnology Alliance and the B.C. Consortium for Clinical Trials. Ms. Jervis left the Company in November, 2002.

     Ms. Anna Liu was the Controller for the Company. Ms. Liu is a Certified General Account Candidate and has been working as an accountant for North American companies with Chinese operations for five years. Ms. Liu received her Masters in Economics from the University of British Columbia. Ms. Liu left the Company in March 2002.

Report on Executive Compensation

     The Board of Directors has furnished the following report on executive compensation:

     Dragon has developed and implemented a compensation policy, plan, and program which attempts to enhance the profitability of Dragon, and thus shareholder value, by aligning closely the financial interests of Dragon executive officers with those of its shareholders. For Dragon, earnings per share growth and return on average shareholders' equity are critical elements in the establishment of long-term incentive programs. The process involved in the executive compensation determination for fiscal 2002 is summarized below.

     Compensation for each of the persons named in the Executive Compensation Table, as well as other senior executives, consists of a base salary, an annual bonus, and long-term incentive compensation. Long-term incentives of stock options.

     The Board has approved a Human Resources Policy that provides a framework to determine base salaries and annual bonuses after a subjective evaluation of various factors, including salaries paid to senior managers with comparable qualifications, experience, and responsibilities at other corporations, individual job performance, local market conditions, and the Boards perception of the overall financial performance of Dragon (particularly operating results), without considering specific performance targets or objectives, and without assigning particular weights to individual factors. As to executive officers other than the Chief Executive Officer, the Board also considers the recommendations made by the Chief Executive Officer.

                                 By the Board of Directors

                                 Dr. Alexander Wick        Dr. Longbin Liu, M.D.
                                 Dr. Ken Cai               Mr. Greg Hall
                                 Mr. Philip Yuen Pak Yiu   Dr. Yiu Kwong Sun


     During 2002, the Company's Compensation Committee consisted of Messrs. Hall, Yuen and Sun, all of who are non-employee directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

     The following table sets forth the compensation fiscal years 2002, 2001 and 2000 for those persons who served as president during year 2002. No other officers or directors received annual compensation in excess of $100,000 during year 2002.

Summary Compensation Table

                                   Annual Compensation                                    Long Term Compensation
                -------------------------------------------------   -----------------------------------------------------------

                                                                             Awards             Payout
                                                                    -----------------------  ------------
                                                                    Restricted   Securities       LTIP         All Other
                                                   Other Annual        Stock    Underlying     Payout ($)   Compensation ($)
                  Year     Salary     Bonus ($)  Compensation ($)     Award(s)  Options (#)
                -------------------------------------------------   -----------------------  ----------------------------------
Alexander Wick    2002     $0 (1)      -0-           -0-                -0-         -0-          -0-            -0-
President

Longbin Liu       2002  $112,500(1)(2) -0-           -0-                -0-         -0-          -0-            -0-
President         2001  $168,000(2)    -0-           -0-                -0-         -0-          -0-            -0-
                  2000   $72,000(2)    -0-           -0-                -0-      400,000         -0-            -0-

Ken Cai           2002   $80,000(3)    -0-           -0-                -0-         -0-          -0-            -0-
Former Chief      2001  $168,000(3)    -0-           -0-                -0-         -0-          -0-            -0-
Financial Officer


(1) Dr. Liu resigned as President and Chief Executive Officer in September 2002. Dr. Wick was appointed President in September 2002 and has not drawn any compensation.

(2) We had entered into oral consulting agreements with Dr. Liu pursuant to which he provided administrative services to the Company. Dr. Liu, as President, was paid $150,000 annually. The amount paid to Dr. Liu in 2002 represents Dr. Liu's salary through September 2002. The compensation figures for the year ended December 31, 2001, include retroactive recognition of amounts owing from prior to January 1, 2001. This consulting agreement is terminable at will.

(3) Dr. Cai served as Chief Financial Officer from September 1998 until March 2001. Dr. Cai's salary for 2001 represents retroactive recognition of amounts owing from prior to January 1, 2001. During 2002 Dr. Cai was paid for consulting services to the Company.

Employment Agreements

     Dr. Wick is not drawing a salary from the Company. In April 2003, Dr. Wick received options to acquire 200,000 shares of common stock at $0.68 per share.

     Effective January 2002, the Company has been paying Mr. Cai $80,000 per year for consulting services, relating to investment opportunities and investor relations.

Equity Compensation Plan Information

     The shareholders of the Company approved the share option plan at the Annual General Meeting held on December 18, 2001. There are currently 4,500,000 shares reserved under the plan. As of March 15, 2003, there were options to acquire 3,288,000 shares of common stock outstanding.

     The following table provides aggregate information as of the end of the fiscal year ended December 31, 2002 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.


------------------------------- ---------------------------- ---------------------------- ----------------------------
                                             A                            B                            C
------------------------------- ---------------------------- ---------------------------- ----------------------------
        Plan Category           Number of securities to be    Weighted-average exercise      Number of securities
                                  issued upon exercise of       price of outstanding        remaining available for
                                   outstanding options,         options, warrants and        future issuance under
                                    warrants and rights                rights              equity compensation plans
                                                                                             (excluding securities
                                                                                            reflected in column A)
------------------------------- ---------------------------- ---------------------------- ----------------------------
  Equity compensation plans
 approved by security holders            3,288,000                      $1.82                      1,212,000
------------------------------- ---------------------------- ---------------------------- ----------------------------
Equity compensation plans not
 approved by security holders            1,050,000                      $2.46                          0
------------------------------- ---------------------------- ---------------------------- ----------------------------
     Total                               4,338,000                      $1.98                      1,212,000
------------------------------- ---------------------------- ---------------------------- ----------------------------

     The equity compensation plans not approved by security holders represents warrants to purchase 1, 000,000 shares of common stock at $2.50 per share granted to Dr. Liu and Novagen in connection with a Patent Development Agreement. See "Certain Transactions". These warrants expire on January 14,

2007. Also included are warrants to purchase 50,000 shares at $1.70 per share, issued for consulting services. These warrants expire on November 14, 2004.


               PROPOSAL 2--RATIFICATION OF INDEPENDENT ACCOUNTANTS

     Upon the recommendation of Dragon's Audit Committee, the Board of Directors has appointed Moore Stephens Ellis Foster Ltd., Charted Accountants, as Dragon's independent accountants to audit the consolidated financial statements of Dragon and its subsidiaries for the 2003 fiscal year.

     Moore Stephens has served as Dragon's independent accountants for the fiscal year ended December 31, 2002, and during the course of that fiscal year they were also engaged by Dragon to provide certain non-audit services. During the year ended December 31, 2002, the following fees were paid for services provided by Moore Stephens.

     Audit fees. The aggregate fees paid for the annual audit of Dragon's financial statements included in Dragon's Form 10-K for the year ended December 31, 2002 and the review of Dragon's quarterly reports on Form 10-Q for such year, amounted to approximately $60,000.

     Financial Information Systems Design and Implementation Fees. For the year ended December 31, 2002, Dragon paid no fees to Moore Stephens related to the design or implementation of a hardware or software system to compile source data underlying Dragon's financial statements or generate information significant to Dragon's financial statements.

     All Other Fees. For the year ended December 31, 2002, Dragon did not pay Moore Stephens for any non-audit services.

     The affirmative vote of the holders owning a majority of the shares of common stock present and voting at the annual meeting is required to ratify the appointment.

     If the appointment is not ratified, Dragon's Board of Directors may select other independent accountants. Representatives of Moore Stephens will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF MOORE STEPHENS AS OUR INDEPENDENT ACCOUNTANTS FOR THE YEAR 2003


                              CERTAIN TRANSACTIONS

     Except as otherwise indicated below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, executive officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

     In August 1998, pursuant to a share exchange agreement, we issued 7,000,000 shares of our common stock and warrants to purchase 1,000,000 shares of our common stock in exchange for all of the outstanding shares of Allwin Newtech Ltd. At the time of this transaction, Messrs. Liu, Cai and Yuen were officers or directors of Allwin Newtech. However, none of these individuals listed in the foregoing sentence held any positions or owned shares of First Geneva Investments, Inc., our predecessor. As a result of the acquisition; (i) the former shareholders of Allwin Newtech became 87.5% shareholders of First Geneva and Allwin Newtech became a wholly-owned subsidiary of First Geneva; (ii) the President of First Geneva, Mr. Maskerine, continued as our President (until September, 1998); and (iii) Messrs. Liu, Cai and Cheng, who were President and directors of Allwin Newtech, became our directors. With the exception of Mr. Maskerine, all of the other principal stockholders listed above acquired their shares in this exchange transaction.

     During 2000 and 2001, we rented space for our executive offices from Minco Mining and Metals Corporation for CDN $2,500 per month. Mr. Cai, one of our directors, is President of Minco Mining. We believe that this rent was competitive with rent that would be charged by a non-affiliated landlord for comparable space.

     Messrs. Ken Cai, Jackson Cheng and Longbin Liu served as directors of Sanhe Kailong at the time of entering into our joint venture with Sinoway Biotech. Sanhe Kailong was formed, however, for the purpose of developing a joint venture with Sinoway Biotech. Subsequent to the joint venture formation, Mr. Cheng resigned from the Board of Sanhe Kailong and was replaced by Mr. Greg Hall. They continue to serve as directors of Sanhe Kailong. Messrs. Ken Cai, Philip Yuen and Longbin Liu also serve as officers and directors of Allwin Newtech, our wholly-owned subsidiary. Messrs. Ken Cai, Longbin Liu and Philip Yuen had served prior to the joint venture and continue to serve as three of the five directors of Nanjing Huaxin, a joint venture in which we own a 75% interest.

     A finder's fee of $763,150 was paid in conjunction with the sale of Units of common stock and warrants in December, 1999. Of this amount, $175,000 was paid to the law firm of Yung, Yu, Yuen and Company of which Mr. Philip Yuen, a director of Dragon, is a partner.

     On April 19, 1999, 135,000 shares of Dragon's common stock were issued to four lenders as compensation for making certain loans to Dragon. One of the lenders was Hui Min Liu, the sister of Dr. Longbin Liu, who received 22,500 shares of common stock.

     On October 6, 2000, we entered into an acquisition agreement with Alphatech Bioengineering to acquire its rights and technology relating to developing Hepatitis B vaccine through the application of genetic techniques on hamster ovary cells. Alphatech Bioengineering's Hepatitis B vaccine is in the development stage. Alphatech Bioengineering is jointly owned by Dr. Longbin Liu and Mr. Philip Yuen, two of our directors. On June 5, 2001, the Company amended the agreement with Alphatech to allow the Company to pursue additional options for the Hepatitis B Vaccine project. Under the terms of the amended agreement, the Company would explore different options for the Hepatitis B Vaccine project including, but not limited to, joint venture partnerships, establishing a production facility, and selling the project to a third party.

     In the event that the Company did not find an option regarding the Hepatitis B Vaccine project suitable to the Company within nine months from the date of the Amended Agreement, Dr. Longbin Liu, one of the principals of
Alphatech, would repurchase the Hepatitis B Vaccine project and assume operational development for a purchase price of US $4.0 million, which was the purchase price that Dragon originally paid to Alphatech. Dr. Liu was the President and CEO of Dragon at the time of both transactions. The Company decided not to pursue the project and Dr. Liu demanded to repurchase the project on the agreed terms. Dr. Liu has paid the Company US $500,000 with the balance of US$3.5 million, plus interest accruing at 6% per annum from September 2002, due September 5, 2003.

     The amount owing by Dr. Liu to the Company is unsecured. The Company has requested that Dr. Liu provide collateral for the amount owing, however, Dr. Liu, while reaffirming his intention to abide by the terms of the amended agreement and pay the amount owing plus accrued interest when due, has declined to do so. The amount owing is not due until September 2003, however, given the significant amount involved and the lack of security, the Company has chosen to conservatively value the amount owing and has set up a provision for the full amount, less a nominal amount of $100. The Company fully intends to pursue collection of the full amount owing, including accrued interest, when due. The amount collected will be recorded as non-operating income when received.

     Further, Dr. Liu also has a 90% interest in RecomGen, a private company registered in China. RecomGen is developing tPA for treating heart attacks and strokes. RecomGen was incorporated by Dr. Liu, and Dr. Liu's involvement in RecomGen began prior to our establishment. We are currently in discussion with Dr. Liu regarding the possible acquisition of technology and/or biotech products from RecomGen. However, there is no understanding, commitment or agreement to make such acquisition and no assurance can be given that any acquisition or transaction with RecomGen will occur.

     During fiscal year 2000, the Company paid $400,000 to Guanzhou Recomgen Biotech Co. Ltd. ("Guanzhou Recomgen"), a company incorporated in China, for the funding of its TPA research and development programs with the intention of acquiring the technology. Guanzhou Recomgen is controlled by Dr. Longbin Liu. Subsequent to the year-end, due to financial market and economic conditions, the Company decided not to proceed with the funding and the acquisition. In accordance with the agreement, Guanzhou Recomgen refunded the $400,000 to the Company.

     Pursuant to an agreement dated August 15, 1999, the Company entered into a joint research project for the development of rhTPO drug ("rhTPO") with Shenzhen Kelong Chuang Jian Enterprise Co. Ltd. ("Kelong"), a company incorporated in
China. Dr. Longbin Liu is a principal shareholder of Kelong. The Company's maximum commitment to this project is US$543,540 (RMB 4,500,000). Under the terms of the agreement, Kelong and the Company will jointly own the drug licence of rhTPO. Kelong and the Company will then obtain its own individual production permit of the rhTPO drug product. The Company paid $483,140 (RMB 4,000,000) towards the early development phase of this project in fiscal year 2000 and the amount has been accounted for as research expense. Dragon remaining obligation was US$60,400 (RMB 500,000) for clinical testing of the rhTPO drug after the clinical testing permit has been issued by the regulatory authorities. Dragon has decided to no longer pursue development of TPO and is pursuing the sale of the technology to a third party.

     We have entered into a Patent Development Agreement with Dr. Longbin Liu and Novagen whereby we have the first right to select and acquire one patent resulting from the discover of a new gene or protein. In consideration of the right under the Patent Development Agreement, we paid Dr. Liu and Novagen $500,000 in the aggregate and warrants to purchase 1,000,000 shares of common stock at an exercise price of $2.50 per share.

     We have entered into a Project Development Agreement with Dr. Liu dated January 14, 2002 whereby Dr. Liu has agreed to conduct the research and development of G-CSF and Insulin for Dragon. Dragon will make payment for the development of G-CSF as follows: (i)US$500,000 to be provided at the commencement of the research in the G-CSF Project; (ii) US$500,000 to be provided when cell-line and related technology is established and animal experimentation commences in the G-CSF Project; and (iii) US$300,000 to be provided when a permit for clinical trials for G-CSF has been issued by the State Drug Administration of China ("SDA"); (iv) US$200,000 to be provided when a new drug license for G-CSF is issued to Dragon by the SDA and (v)U.S$500,000 to be paid as a bonus if the SDA issues the new drug license for G-CSF to Dragon before January 14, 2004.

     Dragon will make payment for the development of Insulin as follows: (i) US$750,000 to be provided by at the commencement of the research in the Insulin Project; (ii) US$750,000 to be provided when cell-line and related technology is established and animal experimentation commences in the Insulin Project; (iii) US$300,000 to be provided when a permit for clinical trials for Insulin has been issued by the SDA; (iv) US$200,000 to be provided when a new drug license for Insulin is issued to Dragon by the SDA and (v) US$500,000 to be paid as a bonus if the SDA issues the new drug license for Insulin to Dragon before January 14, 2005.

     For both the G-CSF and Insulin Projects: (i) If Dragon elects to cease development of the project it will forfeit any payments made and lose ownership of the Project, but it will not be obligated to make any further payments toward the Project; and (ii) if an application for permit for clinical trials is not submitted within three years with respect to the G-CSF Project by or four years with respect to the Insulin Project or if the SDA rejects the Project for technical or scientific reasons or if development of the project is terminated by Dr. Liu, then the Dr. Liu will refund to Dragon all amounts paid, without interest or deduction, with respect to the Project within six months.


                             STOCK PERFORMANCE GRAPH

     The stock price performance graph below is required by the Securities and Exchange Commission. It shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

     The following graph compares, beginning at the fiscal year end 1998, which represents the first fiscal year in which the Company's common stock was quoted on the OTC Bulletin Board under the symbol DRUG, the cumulative stockholders return for the (i) the Company; (ii) the Amex Biotech Index and Standard & Poor's Pharma & Biotech Index. Due to the discontinuation of the S&P Drug Index by Standard & Poor's in 2002, the Company has substituted the Standard & Poor's Pharma & Biotech Index (the "S&P Pharma & Biotech") a substantially similar index in its place. The graph assumes the investment of $100 on December 31, 1998, in the Company's common stock and the Amex Biotech Index, and further assumes no payment or reinvestment of dividends. Further, the graph does not reflect price fluctuations that may have occurred during the year. Finally, the historical stock price performance of the Company's common stock in the graph is not necessarily indicative of future stock price performance.

         Dragon Pharmaceutical VS. Amex Biotech and S&P Pharma & Biotech





[GRAPH OMITTED]






                                    12/31/98        12/31/99        12/31/00           12/31/01          12/31/02
                                    --------        --------        --------           --------          --------
Dragon Pharmaceutical               $100.00         $491.65          $266.66           $182.00            $61.00
Amex Biotech                        $100.00         $211.59          $342.87           $313.62           $182.72
S&P Pharma & Biotech                $100.00          $91.69          $121.88           $105.04            $83.92



Proposals of Stockholders

     To be considered for inclusion in Dragon's Proxy Statement and form of proxy for next year's annual meeting, shareholder proposals must be delivered to the Secretary of Dragon, 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9, no later than 5:00 p.m. on January 16, 2003. However, if the date of next year's annual meeting is set more than 30 days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sough to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if Dragon (a) receives notice of the proposal before the close of business on April 1, 2004, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on April 1, 2004.

     Notices of intention to present proposal at the 2004 Annual Meeting should be address to Dragon, 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9, Attention: Secretary. Dragon reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Annual Report to Stockholders

     The Annual Report on Form 10-K for the year ended December 31, 2002, including audited financial statements, has been mailed to the stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material.

                                 OTHER BUSINESS

     Dragon does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted by the Proxy Holders in accordance with their best business judgment.

                                              By Order of the Board of Directors

                                              /s/Matthew Kavanagh
Vancouver, British Columbia                   Matthew Kavanagh, Secretary

ANNUAL GENERAL MEETING OF MEMBERS OF

Dragon Pharmaceutical Inc. (the "Company")

TO BE HELD AT     Suite 1900, 1055 West Hastings Street
                  Vancouver, B.C. V6E 2E9


ON Thursday, June 26, 2003, AT 10:00 AM


The undersigned member ("Registered Shareholder") of the Company hereby appoints, Dr. Alexander Wick, a Director of the Company, or failing this person, Dr. Ken Cai, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Proposals (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement.)

1. To elect the following nominees to serve as directors, each to hold office until 2004 annual meeting of shareholders or until his/her successor has been duly elected and qualified. o

     Nominees:
               Dr.Alexander Wick      Dr. Longbin Liu           Dr. Ken Cai
               Greg Hall              Dr. Y.K. Sun              Philip Yuen

         ________ FOR ALL NOMINEES                   ________ ABSTAIN

(Instruction: To withhold authority to vote for any individual nominee, strike a line through his/her name in the list above.)

2.   To ratify the appointment of Moore Stephens Ellis Foster,  Ltd.,  Chartered
     Accountants,   as  independent  accountants  to  audit  Dragon's  financial statements for the year ending December 31, 2003. For

     ________ FOR                ________ AGAINST             ________ ABSTAIN

3.   To transact such other business as may properly come before the Meeting

     ________ FOR                ________ AGAINST             ________ ABSTAIN




The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:
                           -----------------------------------------------------

Please Print Name:
                           -----------------------------------------------------

Date:
                           -----------------------------------------------------

Number of Shares
Represented by Proxy:
                           -----------------------------------------------------

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

                      INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This Proxy is solicited by the Management of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by o.

4. A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the ------------------ following:

     (a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

         OR

     (b) appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

================================================================================
To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:
================================================================================

                      Computershare Trust Company of Canada
                   Proxy Dept. 100 University Avenue 9th Floor
                             Toronto Ontario M5J 2Y1

================================================================================
Fax: Within North American: 1-866-249-7775  Outside North America:(416) 263-9524
================================================================================